                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement            [_]Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              CLARENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1. Title of each class of securities to which transaction applies:
    ------------------------------------------------------------------------

  2. Aggregate number of securities to which transaction applies:
    ------------------------------------------------------------------------

  3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    ------------------------------------------------------------------------

  4. Proposed maximum aggregate value of transaction:
    ------------------------------------------------------------------------

  5. Total fee paid:
    ------------------------------------------------------------------------

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1. Amount Previously Paid:
    ------------------------------------------------------------------------

  2. Form, Schedule or Registration Statement No.:
    ------------------------------------------------------------------------

  3.Filing Party:
    ------------------------------------------------------------------------

  4. Date Filed:
    ------------------------------------------------------------------------

                               [LOGO OF CLARENT]

                             700 Chesapeake Drive,
                            Redwood City, CA 94063

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 7, 2000

TO THE STOCKHOLDERS OF CLARENT CORPORATION:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CLARENT CORPORATION, a Delaware corporation (the "Company"), will be held on Wednesday June 7, 2000 at 11:00 a.m. local time at the Marriott Hotel, 1770 South Amphlett Blvd., San Mateo California 94402 for the following purposes:

  1. To elect one director to hold office until the 2003 Annual Meeting of Stockholders;
  2. To approve amendment of the Company's 1999 Non-Employee Directors' Stock Option Plan to (i) increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000 shares, from 300,000 shares to 500,000 shares and (ii) provide for a change in the number of shares granted under and the vesting provisions of grants available under the plan;
  3. To approve an amendment to the Company's 1999 Amended and Restated Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,000,000 shares, from 14,792,465 shares to 16,792,465 shares;
  4. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2000; and
  5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  The Board of Directors has fixed the close of business on April 10, 2000, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                       By Order of the Board of Directors

                                       /s/ Richard J. Heaps
                                       Richard J. Heaps
                                       Secretary

Redwood City, California
April 26, 2000
  ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                              [LOGO OF CLARENT ]

                             700 Chesapeake Drive,
                            Redwood City, CA 94063

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS

                                  To Be Held
                                 June 7, 2000

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

  The enclosed proxy is solicited on behalf of the Board of Directors of Clarent Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on June 7, 2000, at 11:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Marriott Hotel, 1770 South Amphlett Blvd., San Mateo California 94402. The Company intends to mail this proxy statement and accompanying proxy card on or about April 26, 2000, to all stockholders entitled to vote at the Annual Meeting.

Solicitation

  The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. We do not currently intend but may retain services of a third-party proxy solicitor that will be paid its customary fee, estimated to be about $7,000, if it renders solicitation services.

Voting Rights and Outstanding Shares

  Only holders of record of Common Stock at the close of business on April 10, 2000 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 10, 2000 the Company had outstanding and entitled to vote 32,725,896 shares of Common Stock.

  Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

  All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Except for Proposal 1, abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

Voting Via the Internet or by Telephone

 For Shares Registered in the Name of a Broker or Bank

  A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those share telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services' voting Web site (www.proxyvote.com).

 General Information for All Shares Voted Via the Internet or By Telephone

  Votes submitted via the Internet or by telephone must be received by 12:00 noon, Daylight Central Time on June 6, 2000. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

  The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

Revocability of Proxies

  Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 700 Chesapeake Drive, Redwood City, California 94063, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

  The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2001 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is December 22, 2000. Pursuant to the Company's bylaws, a stockholder proposal or a nomination for director that is not to be included in such proxy statement and proxy at the Company's 2001 annual meeting of stockholders must provide specified information to the Company between February 7, 2001 and March 9, 2001.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Company's Amended and Restated Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

  The Board of Directors is presently composed of five members. There is one director in the class whose term of office expires in 2000. The nominee for election to this class is currently a director of the Company. If elected at the Annual Meeting, the nominee would serve until the 2003 annual meeting and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal.

  Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. In the event that the nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. The person nominated for election has agreed to serve if elected, and management has no reason to believe that the nominee will be unable to serve.

  Set forth below is biographical information for the person nominated and for each person whose term of office as a director will continue after the Annual Meeting.

Nominee for Election for a Three-year Term Expiring at the 2003 Annual Meeting

 Syaru Shirley Lin

  Ms. Lin, age 31, has served as a director since July 1998. Since 1993, Ms. Lin has been employed by Goldman Sachs (Asia) Limited. She currently serves as managing director in the Principal Investment Area, which manages several principal investment funds. From 1990 to 1993, Ms. Lin worked for Morgan Stanley & Co. in New York and Hong Kong. Ms. Lin is also a non-executive director of Hung Hing Printing Group Limited, a publicly listed company on the Hong Kong Stock Exchange, D-Link Corporation, a publicly listed company on the Taiwan Stock Exchange and Advanced Manufacturing OnLine Ltd., a private company. Ms. Lin holds a B.A. degree from Harvard University.

                       The Board Of Directors Recommends
                     A Vote In Favor Of the Named Nominee.

Directors Continuing in Office Until the 2001 Annual Meeting

 Wen Chang Ko

  Mr. Ko, age 50, has served as a director since June 1997. Since 1990, Mr. Ko has served as Chairman of the WK Technology Funds and also served as Chairman of the Taipei Venture Capital Association from 1992 to 1995. From 1977 to 1990, Mr. Ko served in various management positions at Hewlett-Packard Taiwan Ltd., most recently serving as Chairman and President from 1979 to 1990. From 1974 to 1977, Mr. Ko served in various positions at IBM in the United States, most recently serving as Research and Development Project Manager from 1975 to 1977. Mr. Ko holds a B.S. degree in electrical engineering from National Cheng Kung University and an M.S. degree in system science from Michigan State University.

 Michael F. Vargo

  Mr. Vargo, age 39, one of our co-founders, has served as a Senior Vice President since July 1999 and as our Chief Technology Officer and as a director since our inception in July 1996. From April 1996 through June 1996, Mr. Vargo served as a Senior Software Engineer at Oracle Corporation, a leading provider of relational databases. From January 1995 through April 1996, Mr. Vargo served as a Senior Software Engineer at OnLive! Technologies, Inc. From January 1992 through December 1994, Mr. Vargo served as a Senior Software Engineer at Centigram Corporation, a voice messaging equipment manufacturer. Prior to Centigram Corporation, Mr. Vargo spent seven years at Pacific Bell. Mr. Vargo holds a B.S. degree in electrical engineering and an M.E. degree in electrical engineering from California State Polytechnic University at Pomona.

Directors Continuing in Office Until the 2002 Annual Meeting

 Jerry Shaw-Yau Chang

  Mr. Chang, age 41, one of our co-founders, has served as our President and Chief Executive Officer and as a director since our inception in July 1996. From March 1996 through June 1996, Mr. Chang worked as the system architect for Relations Software, a developer of network and applications monitoring software. From September 1994 through February 1996, Mr. Chang served as a Senior Software Engineer at OnLive! Technologies, Inc., a developer of on-line communications technology. Prior to September 1994, Mr. Chang spent seven years at Centura Software Corporation, formerly Gupta Corporation, a supplier of client/server application development and deployment technology, as a manager and developer of Centura Software Corporation's client/server database solution. Mr. Chang holds a B.S. degree in control engineering from National Chiao-Tung University and an M.S. degree in computer science from Pennsylvania State University. Mr. Chang's brother-in-law, Shoon Shen Tony Wang, serves as our Controller of the Asia Pacific region.

 William R. Pape

  Mr. Pape, age 49, has served as a director since October 1999. Since June 1998, Mr. Pape has been involved in several startups. In 1982, Mr. Pape co-founded Verifone and from 1982 to 1998 served in a variety of senior positions, including Senior Vice President, Chief Information Officer, Vice President Product Marketing and Vice President Software Development. Prior to co-founding Verifone, Mr. Pape was a principal at Innovative Software Applications, and an Assistant Professor of Decision Sciences at the University of Hawaii School of Business. Mr. Pape holds an A.B. degree in psychology from Stanford University. He holds two advanced degrees from the University of Hawaii, an M.A. in social psychology and an M.A. in communications.

Board Committees and Meetings

  During the fiscal year ended December 31, 1999 the Board of Directors held eleven meetings and acted by unanimous written consent four times. The Board of Directors has an Audit Committee and a Compensation Committee.

  The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors; reviews the results and scope of the audit and other professional services provided by our independent auditors; reviews the independence of the independent auditors; and reviews and evaluates our internal control functions. The Audit Committee is composed of two non-employee directors: Mr. Ko and Ms. Lin. The Audit Committee did not meet during the six months since the formation of the Committee and did not act by unanimous written consent during the fiscal year ended December 31, 1999 but met in January 2000 in connection with the audit for the year ended December 31, 1999.

  The Compensation Committee reviews and approves the compensation and benefits for our executive officers, grants stock options under our equity incentive plans and makes recommendations to the Board of Directors regarding compensation matters. The Compensation Committee is composed of two non-employee directors: Mr. Ko and Ms. Lin. It met three times during the fiscal year ended December 31, 1999 and acted by unanimous written consent three times.

  During the fiscal year ended December 31, 1999, each Board member attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served, held during the period for which he or she was a director or committee member, respectively.

                                  PROPOSAL 2

           APPROVAL OF AMENDMENT TO THE 1999 NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

  In April 2000, the Board of Directors amended the 1999 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), subject to stockholder approval, to (i) increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000 shares, from 300,000 shares to 500,000 shares and (ii) provide for a change in the number of shares granted under and the vesting provisions of grants available under the Directors' Plan. The Board of Directors adopted this amendment in order to enable the Company to grant stock options at levels and subject to vesting terms determined appropriate by the Board of Directors.

  As of April 10, 2000, 19,000 options have been granted under the Directors' Plan. During the last fiscal year, the Company granted options to purchase 9,000 shares to the non-employee directors of the Company, at a weighted average exercise price per share of $70.56. No options were granted under the Directors' Plan to the directors who are also executive officers, the executive officers as a group or the employees or consultants of the Company who are not non-employee directors. Ms. Lin, the only nominee for election as a director at this Annual Meeting, was granted an option to purchase 2,000 shares at the exercise price of $63.75 during the last fiscal year.

  Stockholders are requested in this Proposal 2 to approve the amendment to the Directors' Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Directors' Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       The Board Of Directors Recommends
                        A Vote In Favor Of Proposal 2.

  The essential features of the Directors' Plan, as amended by the Board of Directors, are outlined below:

General

  The Directors' Plan provides for non-discretionary grants of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). A complete copy of the Directors' Plan, as amended, is attached hereto as Exhibit A.

Purpose

  The purpose of the Directors' Plan is to retain the services of persons now serving as non-employee directors of the Company (as defined below), to attract and retain the services of persons capable of serving on the Board of Directors of the Company and to provide incentives for such persons to exert maximum efforts to promote the success of the Company. Three of the current directors of the Company are eligible to participate in the Directors' Plan.

Administration

  The Directors' Plan is administered by the Board of Directors of the Company. The Board of Directors has the final power to construe and interpret the Directors' Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration.

  The Board of Directors is authorized to delegate administration of the Directors' Plan to a committee of not less than two members of the Board. The Board of Directors does not presently contemplate delegating administration of the Directors' Plan to any committee of the Board of Directors.

Eligibility

  The Directors' Plan provides that options may be granted only to non-employee directors of the Company. A "Non-Employee Director" is defined in the Directors' Plan as a director of the Company and its affiliates who is not otherwise an employee of the Company or any affiliate of the Company.

Share Reserve

  The aggregate number of shares of Common Stock that may be issued under options granted under the Directors' Plan is 500,000 shares.

Terms Of Options

  Each option under the Directors' Plan is subject to the following terms and conditions:

  Non-Discretionary Grants. Option grants under the Directors' Plan are non-discretionary and made solely in accordance with the express provisions of the Directors' Plan.

  Each person who is elected or appointed for the first time after March 31, 2000, to be a non-employee director automatically shall, upon the date of his or her initial election or appointment to be a non-employee director by the Board of Directors or stockholders of the Company, be granted an option (referred to as an initial grant) to purchase 35,000 shares of Common Stock. In addition, on the day following this Annual Meeting, each person who is then a non-employee director and who served as a non-employee director prior to March 31, 2000, automatically shall be granted a one-time option to purchase that number of shares of Common Stock equal to 35,000 shares of Common Stock less the number of shares of Common Stock previously granted to the non-employee director since our initial public offering. Prior to the amendment, the initial grant was for an option to purchase up to 5,000 shares of Common Stock.

  On the day following each Annual Meeting of stockholders commencing with this Annual Meeting, each person who is then a non-employee director automatically shall be granted an option to purchase 15,000 shares of Common Stock; provided, however, that if the person has not been serving as a non-employee director for the entire period since the preceding Annual Meeting (or the preceding twelve months, in the case of this Annual Meeting), then the number of shares shall be reduced pro rata for each full quarter prior to the date of grant during which such person did not serve as a non-employee director. Prior to the amendment, no annual grants were available under the Directors' Plan, though at each regular meeting of the Board of Directors each non-employee director automatically received an option to purchase 2,000 shares of Common Stock, such grants are no longer available under the Directors' Plan.

  Option Exercise. All options granted under the Directors' Plan vest and become exercisable as to one twenty-fourth (1/24th) of the shares of Common Stock subject to the option, each month following the date of grant over a period of two (2) years. Prior to the amendment, options granted under the Directors' Plan were fully vested and became exercisable on the date of grant.

  Exercise Price; Payment. The exercise price of options granted under the Directors' Plan shall be equal to 100% of the fair market value of the Common Stock on the date such option is granted. The exercise price of options granted may be paid in (i) in cash, (ii) in shares of Common Stock of the Company at the time the option is exercised or (iii) pursuant to a "same-day" sale program which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Common Stock.

  Transferability; Term. Under the Directors' Plan, an option shall be transferable only to the extent specifically provided for in the option agreement evidencing the stock option, provided that if the stock option agreement does not provide for transferability, then the option is not transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order. No option granted under the Directors' Plan is exercisable by any person after the expiration of ten years from the date the option is granted.

  Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

Adjustment Provisions

  If there is any sale of substantially all of the Company's assets, any merger or any consolidation in which the Company is not the surviving corporation or other change in control of the Company, all outstanding awards under the Directors' Plan either will be assumed or substituted for by any surviving entity. If the surviving entity determines not to assume or substitute for such awards, the awards will terminate if not exercised prior to the sale of assets, merger or consolidation.

Duration, Amendment and Termination

  The Board of Directors at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Directors' Plan. However, except for adjustments upon changes in stock, as provided for in the Directors' Plan, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Directors' Plan to satisfy the requirements of Rule 16b-3 under the Exchange Act or Nasdaq or any securities exchange listing requirements. Rights and obligations under any option granted before any amendment of the Directors' Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

Certain Federal Income Tax Information

  Stock options granted under the Directors' Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

  The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Plan, does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

  Options granted under the Directors' Plan are nonstatutory options. There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Because the optionee is a director of the Company, under existing laws, the date of taxation (and the date of measurement of taxable ordinary income) may in some instances be deferred unless the optionee files an election under Section 83(b) of the Code. The filing of a Section 83(b) election with respect to the exercise of an option may affect the time of taxation and the amount of income recognized at each such time. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of such option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

                                  PROPOSAL 3

            APPROVAL OF AMENDMENT TO THE 1999 AMENDED AND RESTATED
                       EQUITY INCENTIVE PLAN, AS AMENDED

  In October 1996, the Board of Directors adopted the Company's 1996 Stock Option Plan. On April 8, 1999, the Board of Directors amended and restated the above plan in the form of the 1999 Amended and Restated Equity Incentive Plan (the "1999 Plan"). In December 1999, the Board of Directors approved the amendment increasing the number of shares authorized for issuance under the 1999 Plan and stockholders approved the amendment at the Special meeting held on February 15, 2000. In April 2000, the Board of Directors approved the amendment further increasing the number of shares authorized for issuance under the 1999 Plan discussed below and the solicitation of stockholders to approve such amendment.

  As of April 10, 2000, options to purchase an aggregate of 8,028,640 shares of the Company's Common Stock are outstanding under the 1999 Plan, 4,167,844 shares of Common Stock had been issued upon the exercise of options granted under 1999 Plan and only 2,295,981shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the 1999 Plan. Since the end of the last fiscal year, under the 1999 Plan, the Company granted to all employees as a group (excluding executive officers) options to purchase 1,163,300 shares at exercise prices of $78.125 to $125.00 per share. Since the end of the last fiscal year, options to purchase 675,000 shares at the exercise price of $109.25 have been granted to current executive officers or directors who are officers. As of April 10, 2000, no stock bonus or restricted stock has been granted under the 1999 Plan. During the last fiscal year, the Company granted to all employees as a group (excluding executive officers) options to purchase 2,873,350 shares at exercise prices of $1.50 to $63.75 per share and granted an option to purchase 200,000 shares at the exercise price of $5.00 to all current executive officers as a group. No options were granted under the 1999 Plan to any of the directors during the last fiscal year.

  Stockholders are requested in this Proposal 3 to approve an amendment to the 1999 Plan to increase the number of shares authorized for issuance under the 1999 Plan by 2,000,000 shares, from a total of 14,792,465 shares to 16,792,465 shares. The purpose of this amendment is to ensure that the Company can continue to grant stock options to employees and consultants at levels determined appropriate by the Board and the Compensation Committee. The Company believes that its ability to continue to provide employees with attractive equity-based incentives is critical in allowing it to attract and retain qualified individuals. The Company believes the grant of stock options encourages employees to build long-term stockholder value. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the increase to the 1999 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       The Board Of Directors Recommends
                        A Vote In Favor Of Proposal 3.

  The essential features of the 1999 Plan, as amended by the Board of Directors, are outlined below:

General

  The 1999 Plan provides for the grant or issuance of incentive stock options to employees and nonstatutory stock options, restricted stock purchase awards, stock bonuses and stock appreciation rights to consultants, employees (including executive officers) and directors. Incentive stock options granted under the 1999 Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 1999 Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the 1999 Plan. A complete copy of the 1999 Plan, as amended, is attached hereto as Exhibit B.

Purpose

  The 1999 Plan was adopted to provide a means by which selected employees and directors of and consultants to the Company and its affiliates could be given an opportunity to receive stock in the Company, to assist in retaining the services of employees, directors and consultants holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's 285 employees (as of December 31, 1999) and all of the Company's consultants are eligible to participate in the 1999 Plan, however, only employees of the Company may be granted incentive stock options or stock appreciation rights pursuant to the 1999 Plan.

Administration

  The 1999 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1999 Plan and, subject to the provisions of the 1999 Plan, to determine the persons to whom and the dates on which Stock Awards will be granted, the type of Stock Award that will be granted, the number of shares to be subject to each Stock Award, the time or times during the term of each Stock Award within which all or a portion of such Stock Award may be exercised, the exercise price, the type of consideration and other terms of the Stock Award. The Board of Directors is authorized to delegate administration of the 1999 Plan to a committee composed of not fewer than two members of the Board. The 1999 Plan provides that, in the Board's discretion, all directors serving on such committee may be "non-employee directors" within the meaning of Rule 16b-3 and/or "outside directors" within the meaning of Section 162(m) of the Code. If administration is delegated to a committee, the committee has the power to delegate administrative powers to one or more subcommittees of two or more directors. The Board has delegated administration of the 1999 Plan to the Compensation Committee of the Board. As used herein with respect to the 1999 Plan, the "Board" refers to the Compensation Committee (and, if applicable, such a subcommittee) as well as to the Board of Directors itself.

Eligibility

  Incentive stock options may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards and stock bonuses may be granted only to employees, directors or consultants.

  No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price of such option is at least 110% of the fair market value of such Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five years from the date of grant. For incentive stock options granted under the 1999 Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

  Subject to adjustment provisions of the 1999 Plan, no person shall be eligible to be granted Stock Awards covering more than 720,000 shares of Common Stock in one calendar year.

Stock Subject to the 1999 Plan

  The Common Stock that may be sold pursuant to Stock Awards under the 1999 Plan shall not exceed in the aggregate 16,792,465 shares of the Company's Common Stock. However, each year on January 31, starting January 31, 2001 and continuing through January 31, 2004, the aggregate number of shares of Common Stock that may be issued pursuant to stock awards (other than incentive stock options) under the 1999 Plan shall automatically be increased by that number of shares of Common Stock that is equal to two and one-half percent (2.5%) of the Company's outstanding shares of Common Stock on that date (or a lesser amount as determined by the Board of Directors for each year). As of April 10, 2000, 8,028,640 shares were subject to outstanding options and 4,295,981 remained available for future grants under the 1999 Plan, giving effect to the increase in the number of shares available for grant under the 1999 Plan discussed in this Proposal 3. If any Stock Award expires or terminates, in whole or in part, without having been exercised in full, the stock not purchased under such Stock Award will revert to and again become available for issuance under the 1999 Plan. The Common Stock subject to the 1999 Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

Stock Awards

  The 1999 Plan provides for incentive stock options, nonstatutory stock options, restricted stock purchase awards, stock appreciation rights and stock bonuses (collectively "Stock Awards").

Terms of Stock Awards

  The following is a description of the permissible terms of Stock Awards under the 1999 Plan. Individual grants may be more restrictive as to any or all of the permissible terms described below.

  Exercise Price; Payment. The exercise price of each incentive stock option will not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. The exercise price of each nonstatutory stock option will not be less than 100% of the fair market value on the date of grant. The purchase price of a restricted stock purchase award will not be less than 100% of the fair market value of the Company's Common Stock on the date such award is made. Stock bonuses may be awarded in consideration of past services actually rendered to the Company or for its benefit. At April 10, 2000, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $83.375 per share.

  In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options. To the extent required by Section 162(m), an option repriced under the 1999 Plan is deemed to be cancelled and a new option granted. Both the option deemed to be cancelled and the new option deemed to be granted will be counted against the share limitation.

  The purchase price of stock acquired pursuant to a Stock Award is paid either in cash at the time of exercise or purchase, or (if determined by the Board at the time of grant for an option) by deferred payment or other arrangement or in any other form of legal consideration that may be acceptable to the Board. Additionally, in the case of an option and in the discretion of the Board at the time of the grant of an option, the purchase price may be paid by delivery to the Company of other Common Stock of the Company. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at the minimum rate of interest necessary to avoid the treatment as interest of amounts that are not stated to be interest.

  Option Exercise. The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments. The option or stock appreciation rights agreement may provide that from time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised. The option agreement may also provide that an optionee may exercise an option prior to full vesting, provided that the Company may have a repurchase right with respect to any unvested shares.

  Restricted stock purchase awards and stock bonuses granted under the 1999 Plan may be granted pursuant to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board.

  Term and Termination. No option is exercisable after the expiration of ten years from the date it was granted. In the event an optionee's continuous status as an employee, director or consultant is terminated, the optionee may exercise his or her option or stock appreciation right (to the extent that the optionee was entitled to exercise it at the time of termination) but only within the earlier of (i) the date three months after the termination of the optionee's continuous status as an employee, director or consultant (or such longer or shorter period as specified in the option agreement) or (ii) the expiration of the term of the option as set forth in the option agreement.

  The Board may, at any time, with the consent of the optionee, extend the post-termination exercise period and provide for continued vesting; however, any extension beyond three months from the date of termination will cause an incentive stock option to become a nonstatutory stock option.

  In the event an optionee's continuous status as an employee, director or consultant terminates as a result of the optionee's death or disability, the optionee (or such optionee's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (i) 12 months (upon disability) or (ii) 18 months (upon death) following such termination (or such longer or shorter period as specified in the option agreement).

  In the event a stock bonus or restricted stock purchase award recipient's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

Adjustment Provisions

  If any change is made to the Common Stock subject to the 1999 Plan due to a change in corporate capitalization and without receipt of consideration by the Company (through reincorporation, stock dividend, stock split, reverse stock split, combination or exchange of shares) the class(es) and maximum number of shares subject to the 1999 Plan will be appropriately adjusted. If any change is made in the Common Stock subject to the 1999 Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the maximum annual award applicable under the 1999 Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards will be appropriately adjusted.

  Unless an option agreement specifies otherwise, in the event of a merger, consolidation, liquidation, dissolution or the sale of substantially all of the Company's assets or a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any surviving corporation shall assume or continue any Stock Awards outstanding under the 1999 Plan or shall substitute similar awards for those outstanding under the 1999 Plan or such Stock Awards shall continue in full force and effect. In the event a surviving corporation refuses to assume or continue such Stock Awards or substitute similar awards, then, with respect to Stock Awards held by persons then performing services as employees, directors or consultants, the time during which such Stock Awards may be exercised shall be accelerated prior to completion of such transaction and such Stock Awards shall be terminated if not exercised prior to such transaction.

  Unless an option agreement specifies otherwise, in the event of an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act (other than any employee benefit plan, or related trust, sponsored or maintained by the Company or an affiliate) of the beneficial ownership of securities of the Company representing at least 50% of the combined voting power entitled to vote in the election of directors, the Company or a controlling affiliate of the Company shall assume or continue outstanding Stock Awards held by persons whose continuous service with the Company has not terminated, or substitute similar Stock Awards. If the Company or controlling affiliate refuses to assume or continue such Stock Awards, or to substitute similar Stock Awards for those outstanding under the 1999 Plan, then, with respect to Stock Awards held by persons then performing services as employees, directors or consultants, the time during which such Stock Awards may be exercised shall be accelerated.

Duration, Amendment and Termination

  The Board at any time, and from time to time, may amend the 1999 Plan. However, no amendment shall be effective unless approved by the stockholders of the Company within 12 months before or after the adoption of the amendment, where such amendment requires stockholder approval in order for the 1999 Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3 of the Exchange Act or Nasdaq or any securities exchange listing requirements. The Board may in its sole discretion submit any other amendment to the 1999 Plan for stockholder approval.

  The Board may suspend or terminate the 1999 Plan at any time. Unless sooner terminated, the 1999 Plan will terminate in March 2009. No Stock Awards may be granted under the 1999 Plan while the 1999 Plan is suspended or after it is terminated.

Restrictions on Transfer

  An incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A stock bonus or restricted stock purchase award shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order. A nonstatutory stock option shall be transferable only to the extent specifically provided for in the option agreement evidencing the nonstatutory stock option, provided that if the nonstatutory stock option agreement does not provide for transferability, then the option is not transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order. An award holder may designate a beneficiary who may exercise his or her award after death.

Federal Income Tax Information

  Incentive Stock Options. Incentive stock options under the 1999 Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

  There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

  If an optionee holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

  To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

  Nonstatutory Stock Options. Nonstatutory stock options granted under the 1999 Plan generally have the following federal income tax consequences:

  There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to
Section 16(b) of the Exchange Act. Stock appreciation rights will be subject to similar tax treatment.

  Restricted Stock Purchase Awards and Stock Bonuses. Restricted stock purchase awards and stock bonuses granted under the 1999 Plan generally have the following federal income tax consequences:

  Upon acquisition of the stock, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

  Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to Stock Awards granted in the future under the 1999 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

  Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

                       ADDITIONAL EQUITY INCENTIVE PLAN

  In addition to the Directors' Plan and the 1999 Plan, the Company currently has the following equity incentive plan.

  1999 Employee Stock Purchase Plan. In April 1999, the Board of Directors approved the 1999 Employee Stock Purchase Plan (the "Purchase Plan") covering an aggregate of 600,000 shares of Common Stock. The Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code. Under the Purchase Plan, the Board of Directors or a committee may authorize participation by eligible employees, including officers, in periodic offerings following the adoption of the Purchase Plan. The offering period for any offering will be no more than 27 months.

  Under the Purchase Plan, employees are eligible to participate if they are employed by us or one of our affiliates designated by the Board of Directors and are employed at least 20 hours per week and at least five months per year. Employees who participate in an offering will have the right to purchase up to the number of shares of Common Stock purchasable pursuant to a percentage designated by the Board of Directors (up to 10%) of an employee's earnings withheld pursuant to the Purchase Plan and applied, on specified dates determined by the Board of Directors, to the purchase of shares of Common Stock. The price of Common Stock purchased under the Purchase Plan will be equal to 85% of the lower of the fair market value of the Common Stock on the commencement date of each offering period or the relevant purchase date. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with us. In the event of changes in control, the Board of Directors has discretion to provide that each right to purchase Common Stock will be assumed or an equivalent right will be substituted by the successor corporation, or that such rights may continue in full force and effect, or that all sums collected by payroll deductions will be applied to purchase stock immediately prior to the change in control. The Purchase Plan will terminate at the Board of Directors' discretion or when all of the shares reserved for issuance under the Purchase Plan have been issued. As of April 10, 2000, 46,926 shares of Common Stock have been purchased under the Purchase Plan.

                                  PROPOSAL 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company's financial statements since the Company's inception. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

  Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst &

Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

  The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                       The Board Of Directors Recommends
                        A Vote In Favor Of Proposal 4.

                              EXECUTIVE OFFICERS

  Our executive officers are as follows:

               Name              Age                 Position
               ----              ---                 --------
 Jerry Shaw-Yau Chang...........  41 Chief Executive Officer, President and
                                     Director
 Richard J. Heaps...............  47 Chief Operating Officer, Chief Financial
                                     Officer, General Counsel and Secretary
 Michael F. Vargo...............  39 Senior Vice President, Chief Technology
                                     Officer and Director
 Mark E. McIlvane...............  46 Senior Vice President, Worldwide Sales
 Heidi H. Bersin................  44 Senior Vice President, Corporate
                                     Marketing and Communications
 Mong Hong (Mahan) Wu...........  40 Senior Vice President and General
                                     Manager, Asia Pacific
 Peter K. Bohacek...............  64 Senior Vice President, Business
                                     Development and Product Marketing

  Biographical information about Messrs. Vargo and Chang is included under the caption "Directors Continuing in Office Until the 2001 Annual Meeting" and "Directors Continuing in Office Until the 2002 Annual Meeting," respectively.

  Mr. Heaps has served as our Chief Operating Officer, Chief Financial Officer, General Counsel and Secretary since September 1998. From July 1997 through August 1998, Mr. Heaps worked as an independent consultant and headed a private consulting firm and law practice serving Silicon Valley-based high-technology companies. From October 1987 through July 1997, Mr. Heaps served in various management positions at Centura, most recently serving as Senior Vice President of Business Development and General Counsel. Mr. Heaps is a member of the State Bar of California and a member of the board of directors of the Children's Discovery Museum of San Jose. Mr. Heaps holds a B.A. degree in economics and mathematics from Yale University and J.D. and M.B.A. degrees from Stanford University.

  Mr. McIlvane has served as our Senior Vice President, Worldwide Sales since July 1999, having previously served as our Vice President, Worldwide Sales since July 1997. From January 1993 through June 1997, Mr. McIlvane served as Vice President of Sales and Marketing for Comverse Technology, Inc., a manufacturer of high-performance voice processing computers for network-based telecommunications service providers. Prior to Comverse Technology, Inc., Mr. McIlvane served in various senior positions at Applied Communications, Inc., a wholly owned subsidiary of U.S. WEST, Inc. and Bell & Howell Corporation. Mr. McIlvane holds a B.S. degree in business and economics from MacMurray College.

  Ms. Bersin has served as our Senior Vice President, Corporate Marketing and Communications since July 1999, having previously served as our Vice President, Marketing since February 1997. From 1983 through January 1997, Ms. Bersin served in various management positions at Pacific Bell and Pacific Bell Information Services, including Director of Pacific Bell Information Services from 1986 to 1997. Ms. Bersin holds a B.A. degree from Stanford University and an M.B.A. degree from Yale University.

  Mr. Wu has served as our Senior Vice President and General Manager, Asia Pacific since July 1999, having previously served as our Vice President and General Manager of the Asia Pacific region since April 1997. From January 1996 through March 1997, Mr. Wu served as the Regional Sales Manager of Computer Sales Operations for Hewlett-Packard Company, a measurement and computer equipment manufacturer, in Asia, except Japan, and Australia after Hewlett-Packard Company acquired Convex Computer Corporation, a supercomputer manufacturer, where Mr. Wu served as General Manager of the Asia Pacific region, except Japan, from January 1994 through December 1995. Mr. Wu holds a B.S. degree in electrical engineering and an M.B.A. degree from National Chiao-Tung University.

  Dr. Bohacek has served as our Senior Vice President, Business Development and Product Marketing since February 2000, having previously served as our Vice President, Business Development since December 1998. During 1997 and 1998 Dr. Bohacek was the President of Bohacek Consulting. From April 1994 through January 1997, Dr. Bohacek served as Vice President and General Manager for the Client Server Telecommunications Division of Mitel Corporation. From March 1990 through April 1994, Dr. Bohacek served as Vice President of Marketing for the Telecommunications Division at Tandem Computers. Beginning in July 1964, he held various positions at AT&T and AT&T Bell Laboratories. When he left AT&T, in March 1990, he was Marketing and Systems Engineering Vice President for AT&T Network Systems (now Lucent Technologies) and AT&T Bell Laboratories Executive Director. At AT&T Network Systems/Bell Laboratories, Dr. Bohacek was responsible for the creation of AT&T's Intelligent Network. From 1962 through 1964 he was Assistant Professor and Ford Postdoctoral Fellow at the Massachusetts Institute of Technology. Dr. Bohacek holds B.E., M.Eng. and Ph.D. degrees in electrical engineering from Yale University.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 10, 2000 by:

  . each stockholder who is known by us to own beneficially more than 5% of our Common Stock;

  .  each of our named executive officers;

  .  each of our directors and nominee for director; and

  .  all of our directors and executive officers as a group.

  Unless otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of our Common Stock, except to the extent authority is shared by spouses under applicable law. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Applicable percentage ownership is based on 32,725,896 shares of Common Stock outstanding as of April 10, 2000, together with options for that stockholder that are currently exercisable or exercisable within 60 days of April 10, 2000. In computing the number and percentage of shares beneficially owned by a person, shares of Common Stock subject to options currently exercisable, or exercisable within 60 days of April 10, 2000 are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

                                                                Shares Beneficially
                                            Shares Issuable     Owned After Offering
                                              pursuant to     (Including the Number of
                                                Options           Shares Shown in
                                           Exercisable within    the First Column)
   Principal Stockholders, Directors and       60 days of     ---------------------------
   Named Executive Officers                  April 10, 2000      Number       Percent
   -------------------------------------   ------------------ -------------- ------------
   WK Technology Funds (1)........                  --             3,840,068      11.73%
    6F, No. 15
    Section 2, Tiding Avenue
    Taipei 114, Taiwan
   FMR Corp. (2)..................                  --             3,465,100      10.59
    82 Devonshire Street
    Boston, Massachusetts 02109
   1998 Wang/Chang Family
    Revocable Trust (3)...........                  --             2,247,750       6.87
    c/o Clarent Corporation
    700 Chesapeake Drive
    Redwood City, California 94063
   1998 Vargo Family Trust (4)....                  --             1,760,715       5.38
    c/o Clarent Corporation
    700 Chesapeake Drive
    Redwood City, California 94063
   The Goldman Sachs Group, Inc.
    (5)...........................                  --             1,727,658       5.28
    85 Broad Street
    New York, New York 10004
   Jerry Shaw-Yau Chang (6).......                9,375            2,511,683       7.67
   Richard J. Heaps...............               65,544              156,611          *
   Michael F. Vargo (7)...........                4,688            2,353,638       7.19
   Mark E. McIlvane...............              331,589              382,089       1.16
   Mong Hong (Mahan) Wu...........               28,022              288,257          *
   Wen Chang Ko (8)...............                6,000            5,556,068      16.97
   Syaru Shirley Lin (9)..........                6,000            1,733,658       5.30
   William R. Pape................                7,000                7,000          *
   All officers and directors as a
    group (10 persons) (10).......                                13,648,019     40.84%

  --------
  * Represents beneficial ownership of less than one percent of the Common
  Stock.

 (1) Consists of 463,514 shares held by WK Global Investment Ltd., 776,620 shares held by WK Technology Fund, 768,859 shares held by WK Technology Fund II, 834,661 shares held by WK Technology Fund III, 396,414 shares held by WK Technology Fund IV and 600,000 shares held by WK Technology Fund V. Mr. Ko is the chairman and a beneficial owner of each of the above entities and exercises sole voting and dispositive powers with respect to the shares held of record by the WK Technology Funds.

 (2) Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of these shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

 (3) Mr. Chang is a trustee of the 1998 Wang/Chang Family Revocable Trust.

 (4) Mr. Vargo is a trustee of the 1998 Vargo Family Trust.

 (5) Consists of 1,234,042 shares held by The Goldman Sachs Group, Inc., 114,435 shares held by Bridge Street Fund 1998, L.P. and 379,181 shares held by Stone Street Fund 1998, L.P. Bridge Street Fund 1998, L.P. and Stone Street Fund 1998, L.P. are affiliates of The Goldman Sachs Group, Inc. The Goldman Sachs Group, Inc. is the general partner or managing general partner of each of these investment partnerships. The Goldman Sachs Group, Inc. disclaims beneficial ownership of the shares owned by these investment partnerships to the extent attributable to partnership interests therein held by persons other than The Goldman Sachs Group, Inc. and its affiliates. Each of these investment partnerships shares voting and investment power with some of its respective affiliates.

 (6) Consists of 2,247,750 shares held by the 1998 Wang/Chang Family Revocable Trust of which Mr. Chang is a trustee, 4,558 shares held by Alice Wang, Mr. Chang's spouse, 200,000 shares held by Wang/Chang Investments, L.P. of which Mr. Chang and Mrs. Wang are principals, 25,000 shares held by the Huei-Ling Alice Wang 2000 Annuity Trust of which Mrs. Wang is a trustee and 25,000 shares held by the Jerry Shaw-Yau Chang 2000 Annuity Trust of which Mr. Chang is a trustee.

 (7) Consists of 1,760,715 shares held by the 1998 Vargo Family Trust of which Mr. Vargo is a trustee and 588,235 shares held by Vargo Investments, L.P. of which Mr. Vargo is a principal.

 (8) Includes 3,840,068 shares held by the WK Technology Funds. Mr. Ko is the chairman of the WK Technology Funds. Mr. Ko disclaims beneficial ownership of these shares except to the extent of his interest as a stockholder thereof.

 (9) Consists of 1,727,658 shares held by The Goldman Sachs Group, Inc. and its affiliated entities. Ms. Lin is an executive director in the Principal Investment Area of Goldman Sachs (Asia) Limited. Ms. Lin disclaims beneficial ownership of these shares.

(10) Includes an aggregate of 3,840,068 shares held by the WK Technology Funds, 2,247,750 shares held by the 1998 Wang/Chang Family Revocable Trust, 200,000 shares held by Wang/Chang Investments, L.P., 25,000 shares held by the Huei-Ling Alice Wang 2000 Annuity Trust, 25,000 shares held by the Jerry Shaw-Yau Chang 2000 Annuity Trust, 1,760,715 shares held by the 1998 Vargo Family Trust, 588,235 shares held by Vargo Invesments, L.P., 420,639 shares held by the Bersin Family Trust, 1,727,658 shares held by The Goldman Sachs Group, Inc. and its affiliated entities and 4,558 shares held by Alice Wang.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except Mr. Wu and Mr. Vargo timely reported all transactions but reported an incorrect number of shares owned on the Initial Statement of Beneficial Ownership on Form 3 due to a clerical error made in a previous year. These errors were corrected by amending the Form 3s.

                            EXECUTIVE COMPENSATION

Compensation of Directors

  Directors who are also executive officers do not receive any additional compensation for serving as members of the Board of Directors or any committee of the Board of Directors. During the last fiscal year, non-employee directors who joined the Board of Directors after our initial public offering received an initial option to purchase 5,000 shares of Common Stock and all non-employee directors who served during our last fiscal year received an option to purchase 2,000 shares of Common Stock under our 1999 Non-Employee Directors' Stock Option Plan at each regular meeting of the Board of Directors, beginning with the third meeting after our initial public offering or after the initial grant of 5,000 shares. The Board of Directors has approved, subject to stockholders approval, increasing the initial option for non-employee directors who join the Board of Directors after March 31, 2000, to 35,000 shares of Common Stock, subject to monthly vesting over a two-year period, and providing for annual grants of 15,000 shares of Common Stock to all non-employee directors and a catch up grant for non-employee directors who have served prior to March 31, 2000 also subject to monthly vesting over a two-year period. This change in the non-employee director compensation is discussed further in Proposal 2. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

  During the last fiscal year, the Company granted options covering 9,000 shares to the non-employee directors of the Company, at a weighted average exercise price per share of $70.56. The fair market value of such Common Stock on the date of grant was based on the closing sales price reported on the Nasdaq National Market for the date of grant. As of April 10, 2000, no options had been exercised under the Directors' Plan.

Executive Compensation

  The following table sets forth information for the years ended December 31, 1998 and December 31, 1999, regarding the compensation of our chief executive officer and each of our four most highly-compensated executive officers whose salary and bonus for the years ended December 31, 1998 and December 31, 1999 were in excess of $100,000 on an annualized basis:

                                                                   Long-term
                                                                  Compensation
                                      Annual Compensation            Awards
                               ---------------------------------- ------------
                                                                   Securities    All Other
 Name and Principal                                Other Annual    Underlying  Compensations
 Position                 Year  Salary  Bonus($) Compensation (1) Options (#)     ($)(2)
 ------------------       ---- -------- -------- ---------------- ------------ -------------
Jerry Shaw-Yau Chang (3)
 President and Chief      1999 $230,000 $105,000      $3,000            --        $4,320
 Executive Officer......  1998  100,000      --          --             --           --
Richard J. Heaps (4)
 Chief Operating
 Officer,
 Chief Financial Officer
 General Counsel and      1999  196,667   70,000       3,000        200,000        1,116
 Secretary..............  1998   67,500    6,160         --         400,000          --
Michael F. Vargo........  1999  160,000   32,500       3,000            --         1,234
 Chief Technology
  Officer...............  1998  131,875    7,500         --             --           --
Mark E. McIlvane (5)
 Vice President,          1999  278,969   12,500       8,200            --         6,067
 Worldwide Sales........  1998  202,717   20,000       7,800        160,000        2,000
Mong Hong (Mahan) Wu
 Vice President and
 General................  1999  153,841   35,000         --             --           --
 Manager, Asia Pacific..  1998  131,640   26,145         --             --           --

--------
(1)  Consists of reimbursement of automobile expenses.

(2) Consists of life insurance and, in the case of Messrs. Chang and Vargo, long-term disability insurance premiums.

(3) Mr. Chang's bonus for the fiscal year ended December 31, 1999 was based in part on fulfillment of certain performance milestones that could not be determined before completion of the Company's fiscal year-end audit.

(4) Mr. Heaps started his employment with us in September 1998. Mr. Heaps would have earned a salary of $180,000 for the fiscal year ended December 31, 1998 if he had been employed by us for the entire year.

(5) Mr. McIlvane's salary consists of a salary of $150,000 and sales commissions of $52,717 for the fiscal year ended December 31, 1998 and a salary of $162,500 and sales commissions of $116,469 for the fiscal year ended December 31, 1999.

Stock Option Grants And Exercises

  The following table sets forth certain information relating to stock options awarded to each of the named executive officers during the fiscal year ended December 31, 1999. All such options were awarded under the 1999 Amended and Restated Equity Incentive Plan.

                                                                     Potential Realizable Value at
                                                                     Assumed Annual Rates of Stock
                                                                        Price Appreciation for
                                      Individual Grants                     Option Term (2)
                         ------------------------------------------- ------------------------------
                         Number of  % of Total
                         Securities   Options
                         Underlying Granted to  Exercise
                          Options    Employees  Price Per Expiration
                          Granted   in 1999 (1)   Share      Date          5%            10%
                         ---------- ----------- --------- ---------- -------------- ---------------
Jerry Shaw-Yau Chang....      --        --          --          --              --             --
Richard J. Heaps........  200,000      6.5%       $5.00    03/08/09      $3,886,684     $6,781,227
Michael F. Vargo........      --        --          --          --              --             --
Mark E. McIlvane........      --        --          --          --              --             --
Mong Hong (Mahan) Wu....      --        --          --          --              --             --

--------
(1) The total number of options granted to our employees in fiscal year 1999 was 3,073,350.

(2) In order to comply with the rules of the Securities and Exchange Commission, we are including the gains or "option spreads" that would exist for the respective options we granted to the named executive officers. We calculate these gains based upon the initial public offering price of $15.00 per share appreciating at 5% and 10% compounded annually from the date of the option grant until the termination date of the option. These gains do not represent our estimate or projection of the future Common Stock price.

  Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR
                                    Values

                                                  Number of Securities    Value of Unexercised In-
                                                 Underlying Unexercised             the-
                           Shares                    Options/SARs at        Money Options/SARs at
                          Acquired     Value           FY-End (#)                FY-End ($)
                         on Exercise  Realized  ------------------------- -------------------------
Name                         (#)        ($)     Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- ---------- ----------- ------------- ----------- -------------
Jerry Shaw-Yau Chang....       --           --        --           --            --            --
Richard J. Heaps........    72,750   $5,610,844   102,249      425,001    $7,708,874   $32,105,282
Michael F. Vargo........       --           --        --           --            --            --
Mark E. McIlvane........    40,625    3,162,656   363,750       95,625    28,286,177     7,425,276
Mong Hong (Mahan) Wu....   128,336    9,990,958    23,333      186,667     1,816,474    14,532,025

--------
(1) The amount set forth represents the difference between the fair market value of the underlying common stock as of December 31, 1999 ($77.875) and the exercise price of the option, multiplied by the number of shares underlying the option.

             EMPLOYMENT SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

  In June 1997, we entered into an employment agreement with Mark E. McIlvane, Senior Vice President, Worldwide Sales. The agreement was amended on June 1, 1998. The amended agreement provides for a starting annual base salary of $150,000. Mr. McIlvane is also eligible to receive sales commissions. The sales commissions are based upon the sales plan that sets out the quota attainment standards and the associated percentage of revenue to be paid as sales commissions. The sales plan's objectives include attaining revenue that exceeds our business plan. Under the sales plan's provisions, commissions are paid monthly based on product and service revenue. A higher commission percentage can be earned if revenue exceeds quota targets. There is no limit to the amount of commission that can be earned. The agreement also provides Mr. McIlvane with incentive stock options to purchase an aggregate of 500,000 shares of Common Stock. Of those options, 40,000 shares vested immediately upon the signing of the amendment to the employment agreement, 370,000 shares are subject to time-based vesting over a four-year period and 90,000 shares are subject to certain milestone-based vesting, but must vest by August 1, 2004. The agreement provides that Mr. McIlvane is employed "at-will," and the employment relationship may be terminated for any reason at any time, but if we terminate Mr. McIlvane's employment without cause, we must pay Mr. McIlvane a severance payment equal to 100% of his annual salary.

  In August 1998, we entered into an employment agreement with Richard J. Heaps, Chief Operating Officer, Chief Financial Officer, General Counsel and Secretary. The agreement provides for a starting annual base salary of $180,000, which may be increased at the discretion of our Compensation Committee. Mr. Heaps is also eligible to receive a $40,000 annual performance bonus based on quarterly goals and objectives agreed upon by him and the chief executive officer. The amount of the bonus will be reviewed and reset in each subsequent year. The agreement also provides Mr. Heaps with an incentive stock option to purchase 400,000 shares of Common Stock, which is subject to time-based vesting over a four-year period. In the event Mr. Heaps is terminated without cause or constructively terminated within 18 months of any change of control, between 50% to 100% of the outstanding options then held by Mr. Heaps will accelerate and vest, depending on how long Mr. Heaps had been employed with us prior to termination. "Constructive termination" is defined in the agreement as a voluntary termination of employment after his duties or benefits are materially reduced. The agreement provides that Mr. Heaps is employed "at-will," and the employment relationship may be terminated for any reason at any time, but if we terminate Mr. Heaps' employment without cause or if Mr. Heaps voluntarily terminates his employment after his duties or benefits are materially reduced, we must pay Mr. Heaps a severance payment equal to up to 100% of his annual salary, depending on the amount of time Mr. Heaps has been employed by us.

  REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
                                 COMPENSATION

  The material in this report and under the caption "Performance Measurement Comparison" are not "soliciting material," are not deemed filed with the SEC and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

  The Compensation Committee of the Board of Directors (the "Committee") is composed of two non-employee directors. The Committee is responsible for setting and administering the policies which govern annual executive salaries, bonuses (if any) and stock ownership programs. The Committee annually evaluates the performance and determines the compensation of the Chief Executive Officer ("CEO") and the other executive officers of the Company based upon a mix of the achievement of the corporate goals, individual performance and comparisons with other telecommunications and technology companies. The CEO is not present during the discussion of his compensation.

  The policies of the Committee with respect to executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value. To meet these goals, the Committee has adopted a mix among the compensation elements of salary, bonus and stock options, with a bias toward stock options to emphasize the link between executive incentives and the creation of stockholder value as measured by the equity markets. In general, the salaries and stock option awards of executive officers are not determined by the Company's achievement of specific corporate performance criteria. Instead the Committee determines the salaries for executive officers based upon a review of salary surveys of other telecommunications and technology companies performed for the Committee. To provide the Committee with more information for making compensation comparisons, the Company examines Radford Executive Compensation Report. Based upon this Report, the executive officers' salaries are set in the mid-range as compared to other technology companies. The executive officers' stock options are set in the mid to high-range compared to other telecommunications and technology companies based upon comparative analysis prepared by iQuantic after surveying more than twenty telecommunications and technology companies at the request of the Compensation Committee. In determining where a given officer's total compensation, including the CEO's, is set within the ranges and in light of the considerations described above, the Committee subjectively evaluates such factors as the individual's performance and the profitability of the Company as measured by earnings (or the reduction in losses) per share. Prior to the formation of the Committee in April 1999, the full Board of Directors carried the responsibilities of determining the executive compensation. In awarding stock options prior to the formation of the Committee, the Board of Directors considered individual performance, overall contribution to the Company, officer retention, the number of unvested stock options and the total number of stock options to be awarded.

  Based on the reports and surveys of other telecommunications and technology companies described above, bonuses are set in the mid-range compared to such companies. However, payment of bonuses is also expressly linked to the attainment of specified corporate goals which the Committee (or prior to the formation of the Committee, the Board of Directors) sets at each year's December meeting for the next year. Among other things, these goals determine whether a bonus will be paid to all employees and the amount of funding available for the bonus pool. For the bonus for services rendered in 1999, the corporate performance goals, in order of importance, related to: (i) revenues;
(ii) completion of fund-raising activities; (iii) attainment of growth objectives defined by hiring and expansion of operations. The Board of Directors set the bonus for each executive officer based on the Board's or its Committee's subjective evaluation of the individual's performance. The Committee determined that the specified corporate goals were attained for services rendered in 1999, based upon the Company's plans and objectives set by the Board of Directors.

  The Committee uses the same procedures described above for the other executive officers in setting the annual salary, bonus and stock option awards for the CEO. The CEO's salary is determined based on comparisons with telecommunications and technology companies as described above. In awarding stock options, the Committee considers the CEO's performance, overall contribution to the Company, retention, the number of unvested options and the total number of options to be granted. Due to the CEO's current ownership position in the Company arising from his status as a founder of the Company, the CEO was not awarded stock options in 1999. The CEO's bonus is dependent on the Company achieving the performance goals outlined above and the Committee's subjective evaluation of the CEO's performance. As described above, in determining where the CEO's total compensation is set within the ranges and in light of the considerations described above, the Committee subjectively evaluates such factors as the individual's performance and the profitability of the Company as measured by earnings (or reduction in losses) per share. Compared to other telecommunications and technology companies surveyed by the Company, the CEO's salary is in the mid-range and his bonus is also in the mid-range.

  Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain named executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its named executive officers shall be designed to qualify as "performance-based compensation."

  From the members of the Compensation Committee of the Company:

  Wen Chang Ko

  Syaru Shirley Lin

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The members of our compensation committee are Mr. Ko and Ms. Lin. None of the members of the compensation committee of the Board of Directors is currently or has been, at any time since our formation, one of our officers or employees.

                    PERFORMANCE MEASUREMENT COMPARISON (1)

  The following graph shows the total stockholder return of an investment of $100 in cash on July 1, 1999 for (i) the Company's Common Stock, (ii) the Standards & Poor's 500 Index (the "S&P 500") and (iii) the Standards & Poor Technology Sector Index (the "S&P Tech."). All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

                       [PERFORMANCE GRAPH APPEARS HERE]
                        Cumulative Total Return
                        -----------------------
                        7/1/99         12/31/99
CLARENT CORPORATION     100.00          518.33
S & P 500               100.00          107.71
S & P TECHNOLOGY        100.00          140.36
--------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing

                             CERTAIN TRANSACTIONS

  The Company has entered into indemnity agreements with all executive officers and directors that provide, among other things, that the Company will indemnify such executive officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements she or he may be required to pay in actions or proceedings that she or he is or may be made a party by reason of her or his position as a director, executive officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's Bylaws.

  We believe that the foregoing transactions were in our best interest. As a matter of policy the transactions were, and all future transactions between us and any of our officers, directors or principal stockholders will be, approved by a majority of the independent and disinterested members of the Board of Directors, will be on terms no less favorable to us than could be obtained from unaffiliated third parties and will be in connection with bona fide business purposes.

                                 OTHER MATTERS

  The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Richard J. Heaps
                                          -------------------------------------
                                          Richard J. Heaps
                                          Secretary

April 26, 2000

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999 is available without charge upon written request to: Corporate Secretary, Clarent Corporation, 700 Chesapeake Drive, Redwood City, CA 94063.

                                                                      EXHIBIT A

                              Clarent Corporation

                1999 Non-Employee Directors' Stock Option Plan

                Adopted by the Board of Directors April 8, 1999
                    Approved by Stockholders June 22, 1999

                Amended by the Board of Directors April 7, 2000
                      Approved by Stockholders     , 2000

                         Effective Date: June 30, 1999

1. Purposes.

  (a) Eligible Option Recipients. The persons eligible to receive Options are the Non-Employee Directors of the Company.

  (b) Available Options. The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

  (c) General Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. Definitions.

  (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

  (b) "Annual Grant" means an Option granted annually to all Non-Employee Directors who meet the specified criteria specified in subsection 6(b) of the Plan.

  (c) "Annual Meeting" means the annual meeting of the stockholders of the Company.

  (d) "Board" means the Board of Directors of the Company.

  (e) "Code" means the Internal Revenue Code of 1986, as amended.

  (f) "Common Stock" means the common stock of the Company.

  (g) "Company" means Clarent Corporation, a Delaware corporation.

  (h) "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

  (i) "Continuous Service" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant
     or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

  (j) "Director" means a member of the Board of Directors of the Company.

  (k) "Disability" means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person.

  (l) "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (n) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

    (i) If the Common Stock is listed on any established stock exchange or traded on the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

    (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

  (o) "Initial Grant" means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to subsection 6(a) of the Plan.

  (p) "IPO Date" means the effective date of the initial public offering of the Common Stock.

  (q) "Non-Employee Director" means a Director who is neither employed by the Company or an Affiliate nor a representative of a five percent (5%) or greater stockholder.

  (r) "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

  (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (t) "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

  (u) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

  (v) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

  (w) "Plan" means this Clarent Corporation 1999 Non-Employee Directors' Stock Option Plan.

  (x) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

  (y) "Securities Act" means the Securities Act of 1933, as amended.

3. Administration.

  (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a committee.

  (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

    (i) To determine the provisions of each Option to the extent not specified in the Plan.

    (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

    (iii) To amend the Plan or an Option as provided in Section 12.

    (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

4. Shares Subject to the Plan.

  (a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate Five Hundred Thousand (500,000) shares of Common Stock.

  (b) Reversion of Shares to the Share Reserve. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

  (c) Source of Shares. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. Eligibility.

  Nondiscretionary Options as set forth in section 6 shall be granted under the Plan to all Non-Employee Directors.

6. Non-Discretionary Grants.

  (a) Initial Grants. Without any further action of the Board, each Non-Employee Director shall be granted the following Options:

    (i) After March 31, 2000, each person who is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director by the Board or stockholders of the Company, be granted an Initial Grant to purchase Thirty Five Thousand (35,000) shares of Common stock on the terms and conditions set forth herein.

    (ii) On the day following the first Annual Meeting after the IPO Date, each person who is then a Non-Employee Director and who served as a Non-Employee Director prior to March 31, 2000, automatically shall be granted an Option to purchase that number of shares of Common Stock equal to Thirty Five Thousand (35,000) shares of Common Stock less the number of shares of Common Stock subject to Options granted to such Non-Employee Director since the IPO Date.

  (b) Annual Grants. Without any further action of the Board, on the day following each Annual Meeting commencing with the first Annual Meeting following the IPO Date, each person who is then a Non-Employee Director automatically shall be granted an Annual Grant to purchase Fifteen Thousand (15,000) shares of Common Stock on the terms and conditions set forth herein; provided, however, that if the person has not been serving as a Non-Employee Director for the entire period since the preceding Annual Meeting, then the number of shares subject to the Annual Grant shall be reduced pro rata for each full quarter prior to the date of grant during which such person did not serve as a Non-Employee Director.

7. Option Provisions.

  Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

  (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

  (b) Exercise Price. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

  (c) Consideration. The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of (i) cash or check, (ii) delivery to the Company of other Common Stock, (iii) deferred payment, (iv) pursuant to a Regulation T Program if the Shares are publicly traded or
      (v) any other form of legal consideration that may be acceptable to the Board and provided in the Option Agreement; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

  In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

  (d) Transferability. An Option shall not be transferable other than to "family members" as defined by Rule 701 of the Securities Act of 1933, as amended, and by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionholder only by the Optionholder or such "family members" who are also transferees. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

  (e) Exercise Schedule. The Option shall be exercisable as the shares of Common Stock subject to the Option vest.

  (f) Vesting Schedule. Options shall vest as follows: (i) one twenty-fourth (1/24/th/) of the shares of Common Stock subject to the Option shall vest each month after the date of the grant of the Option over a period of two (2) years.

  (g) Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date twelve (12) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. For purposes of this Section 7(f), the limitations upon exercise discussed herein shall also apply to permitted transferees under Section 7(d).

  (h) Extension of Termination Date. If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a period of three
      (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

  (i) Disability of Optionholder. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate. For purposes of this Section 7(h), the limitations upon exercise discussed herein shall also apply to permitted transferees under Section 7(d).

  (j) Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

8. Covenants of the Company.

  (a) Availability of Shares. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

  (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9. Use of Proceeds from Stock.

  Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10. Miscellaneous.

  (a) Stockholder Rights. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

  (b) No Service Rights. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or
      (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

  (c) Investment Assurances. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

  (d) Withholding Obligations. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means:
      (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

11. Adjustments upon Changes in Stock.

  (a) Capitalization Adjustments. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in Section 6, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

  (b) Change in Control--Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to such event.

  (c) Change in Control--Asset Sale, Merger, Consolidation or Reverse
      Merger. In the event of (i) a sale of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume or continue any Options outstanding under the Plan or shall substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume or continue such Options or to substitute similar Options for those outstanding under the Plan, then such Options shall terminate if not exercised prior to such event.

  (d) Change in Control--Securities Acquisition. In the event of an acquisition by any person, entity or group within the meaning of
      Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors, then with respect to Options held by Optionholders whose Continuous Service has not terminated, the vesting of such Options shall be accelerated in full.

12. Amendment of the Plan and Options.

  (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

  (b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

  (c) No Impairment of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

  (d) Amendment of Options. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and
      (ii) the Optionholder consents in writing.

13. Termination or Suspension of the Plan.

  (a) Plan Term. The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

  (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14. Effective Date of Plan.

  The Plan shall become effective on the IPO Date, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15. Choice of Law.

  All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of California, without regard to such state's conflict of laws rules.

                                                                      EXHIBIT B

                              Clarent Corporation

                1999 Amended and Restated Equity Incentive Plan

                             Adopted April 8, 1999
                    Approved By Stockholders June 22, 1999
             Amended by Stockholder Approval on February 15, 2000
                Amended by the Board of Directors April 7, 2000
                      Approved by Stockholders     , 2000
                        Termination Date: April 7, 2009

  This Clarent Corporation 1999 Amended and Restated Equity Incentive Plan amends and restates, in its entirety, the Clarent Corporation 1996 Stock Option Plan adopted October 11, 1996, and amended on May 29, 1997, May 29, 1998 and October 22, 1998.

1. Purposes.

  (a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

  (b) Available Stock Awards. The purpose of the Plan is to provide a means by which selected Employees, Directors and Consultants may be given an opportunity to benefit from increases in value of the Common Stock through the granting of: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to acquire restricted stock and (v) Stock Appreciation Rights.

  (c) General Purpose. The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. Definitions.

  (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

  (b) "Board" means the Board of Directors of the Company.

  (c) "Code" means the Internal Revenue Code of 1986, as amended.

  (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c).

  (e) "Common Stock" means the common stock of the Company.

  (f) "Company" means Clarent Corporation, a California corporation.

  (g) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 8(b)(ii) of the Plan.

  (h) "Consultant" means any person, including an advisor, (1) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (2) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

  (i) "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

  (j) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

  (k) "Director" means a member of the Board.

  (l) "Disability" means (i) before the Listing Date, the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person and (ii) after the Listing Date, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

  (m) "Employee" means any person employed by the Company or an Affiliate. Neither service as a Director nor payment of a director's fee by the Company or an Affiliate shall be sufficient to constitute "employment" by the Company or an Affiliate.

  (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (o) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

    (i) If the Common Stock is listed on any established stock exchange or traded on the NASDAQ National Market System or the NASDAQ SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the time of determination (which may be the same calendar day), as reported in The Wall Street Journal or such other source as the Board deems reliable.

    (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

    (iii) Prior to the Listing Date, the value of the Common Stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

  (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

  (q) "Independent Stock Appreciation Right" or "Independent Right" means a right granted pursuant to subsection 8(b)(iii) of the Plan.

  (r) "Listing Date" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

  (s) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

  (t) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

  (u) "Officer" means (i) before the Listing Date, any person designated by the Company as an officer and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

  (v) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

  (w) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

  (x) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

  (y) "Outside Director" means a Director of the Company who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

  (z) "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

  (aa) "Plan" means this Clarent Corporation 1999 Equity Incentive Plan.

  (bb) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

  (cc) "Securities Act" means the Securities Act of 1933, as amended.

  (dd) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 8 of the Plan.

  (ee) "Stock Award" means any right granted under the Plan, including an Option, a stock bonus, any right to acquire restricted stock and any Stock Appreciation Right.

  (ff) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

  (gg) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted pursuant to subsection 8(b)(1) of the Plan.

  (hh) "Ten Percent Stockholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3. Administration.

  (a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

  (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

    (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

    (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

    (iii) To amend the Plan or a Stock Award as provided in Section 13.

    (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

  (c) Delegation to Committee.

    (i) General. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

    (ii) Committee Composition when Common Stock is Publicly Traded. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors, the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

4. Shares Subject to the Plan.

  (a) Share Reserve. Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Sixteen Million Seven Hundred Ninety Two Thousand Four Hundred Sixty Five (16,792,465) shares of Common Stock, such number to be increased each year on, respectively, January 31, 2001, January 31, 2002, January 31, 2003, and January 31, 2004, by that number of shares equal to two and one-half percent (2.5%) of the Company's outstanding shares, measured as of such date. Notwithstanding the foregoing (and subject to the provisions of Section 12), the stock that may be issued pursuant to Incentive Stock Options shall not exceed in the aggregate Sixteen Million Seven Hundred Ninety Two Thousand Four Hundred Sixty Five (16,792,465) shares of Common Stock, and the stock that may be issued pursuant to stock bonuses or restricted stock agreements shall not exceed thirty percent (30%) of the Share Reserve.

  (b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If any Common Stock acquired pursuant to the exercise of an Option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall revert to and again become available for issuance, pursuant to Stock Awards other than Incentive Stock Options, under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

  (c) Source of Shares. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

  (d) Share Reserve Limitation. Prior to the Listing Date, at no time shall the total number of shares issuable upon exercise of all outstanding Options and the total number of shares provided for under any stock bonus or similar plan of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of
      Section 260.140.45 of Title 10 of the California Code of Regulations, based on the shares of the Company which are outstanding at the time the calculation is made.

5. Eligibility.

  (a) Eligibility for Specific Stock Awards. Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights thereto may be granted to Employees, Directors and Consultants.

  (b) Ten Percent Stockholders. No Ten Percent Stockholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

    Prior to the Listing Date, no Ten Percent Stockholder shall be eligible for the grant of a Nonstatutory Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant.

    Prior to the Listing Date, no Ten Percent Stockholder shall be eligible for a restricted stock award unless the purchase price of the restricted stock is at least one hundred percent (100%) of the Fair Market Value of the Common Stock at the date of grant.

  (c) Section 162(m) Limitation. Subject to the provisions of Section 12 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options and Stock Appreciation Rights covering more than seven hundred twenty thousand (720,000) shares of the Common Stock during any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, this subsection 5(c) shall not apply until (i) the earliest of: (1) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

  (d) Consultants.

    (i) Prior to the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company's securities to such Consultant is not exempt under Rule 701 of the Securities Act ("Rule 701") because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

    (ii) From and after the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

    (iii) As of April 7, 1999 Rule 701 and Form S-8 generally are available to consultants and advisors only if (i) they are natural persons;
          (ii) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer's parent; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

6. Option Provisions.

  Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

  (a) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

  (b) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

  (c) Exercise Price of a Nonstatutory Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Nonstatutory Stock Option granted prior to the Listing Date shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option granted on or after the Listing Date shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

  (d) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by delivery to the Company of other Common Stock, according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Participant or in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

    In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

  (e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(e), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

  (f) Transferability of a Nonstatutory Stock Option. Except to the extent permitted by law, a Nonstatutory Stock Option granted prior to the Listing Date shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. A Nonstatutory Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(f), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

  (g) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

  (h) Minimum Vesting Prior to the Listing Date. Notwithstanding the foregoing subsection 6(g), Options granted prior to the Listing Date shall provide for vesting of the total number of shares at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment. However, in the case of such Options granted to Officers, Directors or Consultants, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company; for example, the vesting provision of the Option may provide for vesting of less than twenty percent (20%) per year of the total number of shares subject to the Option.

  (i) Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than thirty (30) days, unless such termination is for cause) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

  (j) Extension of Termination Date. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three
      (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

  (k) Disability of Optionholder. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six
      (6) months) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

  (l) Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which, for Options granted prior to the Listing Date, shall not be less than six (6) months) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

  (m) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Subject to the "Repurchase Limitation" in subsection 11(h), any unvested shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

  (n) Right of Repurchase. Subject to the "Repurchase Limitation" in subsection 11(h), the Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares acquired by the Optionholder pursuant to the exercise of the Option.

  (o) Right of First Refusal. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares exercised pursuant to the Option. Except as expressly provided in this subsection 6(o), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

  (p) Re-Load Options. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part. Any such Re-Load Option shall (i) provide for a number of shares equal to the number of shares acquired upon exercise of such Option; (ii) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan, including the provisions of Section 5(b) applicable to Ten Percent Stockholders.

    Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 11(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the "Section 162(m) Limitation" on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7. Provisions of Stock Awards other than Options.

  (a) Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:


    (i) Consideration. A stock bonus shall be awarded in consideration for past services actually rendered to the Company for its benefit.

    (ii) Vesting. Subject to the "Repurchase Limitation" in subsection 11(h), shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

    (iii) Termination of Participant's Continuous Service. Subject to the "Repurchase Limitation" in subsection 11(h), in the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

    (iv) Transferability. Shares of Common Stock granted pursuant to a stock bonus agreement shall not be transferable prior to the time they become vested.

  (b) Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

    (i) Purchase Price. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. For restricted stock awards made prior to the Listing Date, the purchase price shall not be less than one hundred percent (100%) of the stock's Fair Market Value on the date such award is made or at the time the purchase is consummated. For restricted stock awards made on or after the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

    (ii) Consideration. The purchase price of stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

    (iii) Vesting. Subject to the "Repurchase Limitation" in subsection 11(h), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

    (iv) Termination of Participant's Continuous Service. Subject to the "Repurchase Limitation" in subsection 11(h), in the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

    (v) Transferability. Except to the extent permitted by law, for a restricted stock award made before the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a restricted stock award made on or after the Listing Date, rights to acquire shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

8. Stock Appreciation Rights.

  (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

  (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

    (i) Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights will be granted appurtenant to an Option (other than an Incentive Stock Option), and shall, except as specifically set forth in this
        Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of
        (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionholder is vested over (B) the aggregate exercise price payable for such vested shares.

    (ii) Concurrent Stock Appreciation Rights. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

    (iii) Independent Stock Appreciation Rights. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9. Covenants of the Company.

  (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

  (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

10. Use of Proceeds from Stock.

  Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11. Miscellaneous.

  (a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised and/or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

  (b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to an Option unless and until such Participant has satisfied all requirements for exercise of the Option pursuant to its terms.

  (c) No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant or other holder of Stock Awards any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, for any reason, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

  (d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

  (e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

  (f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

  (g) Information Obligation. Prior to the Listing Date, to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection 11(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

  (h) Repurchase Limitation. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations, any repurchase option contained in a Stock Award granted prior to the Listing Date to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

    (i) Fair Market Value. If the repurchase option gives the Company the right to repurchase the shares upon termination of employment at not less than the Fair Market Value of the shares to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for all but not less than all of the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the

       Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock") and (ii) the right terminates when the shares become publicly traded.

    (ii) Original Purchase Price. If the repurchase option gives the Company the right to repurchase the shares upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five
         (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for all but not less than all of the shares within ninety (90) days of termination of Continuous Service (or in the case of shares issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock").

12. Adjustments upon Changes in Stock.

  (a) Capitalization Adjustments to Stock Subject to the Plan. If any change is made in the stock subject to the Plan due to a change in corporate capitalization and without the receipt of consideration by the Company (through reincorporation, stock dividend, stock split, reverse stock split, combination or reclassification of shares), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a). Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive.

  (b) Capitalization and Transaction Adjustments to Outstanding Stock
      Awards. If any change is made in the stock subject to any outstanding Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, separation, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), such outstanding Stock Awards shall be appropriately adjusted in the classes and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive.

  (c) Capitalization and Transaction Adjustments (Section 162(m)). If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, separation, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the maximum number of securities subject to award to any person pursuant to subsection 5(c). (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.) Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive.

  (d) Change in Control--Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

  (e) Change in Control--Asset Sale, Merger, Consolidation or Reverse
      Merger. In the event of (1) a sale of all or substantially all of the assets of the Company, (2) a merger or consolidation in which the Company is not the surviving corporation or (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume or continue any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 12(e) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full prior to such event, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

  (f) Change in Control--Securities Acquisition. After the Listing Date, in the event of an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full.

13. Amendment of the Plan and Stock Awards.

  (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of
      Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

  (b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

  (c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

  (d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and
      (ii) the Participant consents in writing.

  (e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14. Termination or Suspension of the Plan.

  (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Notwithstanding the foregoing, all Incentive Stock Options shall be granted, if at all, no later than the last day preceding the tenth (10th) anniversary of the earlier of
      (i) the date on which the latest increase in the maximum number of shares issuable under the Plan was approved by the stockholders of the Company or (ii) the date such amendment was adopted by the Board.

  (b) No Impairment of Rights. Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the Participant.

15. Effective Date of Plan.

  The Plan shall become effective as of the date on which it is adopted by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve
  (12) months before or after the date the Plan is adopted by the Board.

16. Choice of Law.

  All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of California, without regard to such state's conflict of laws rules.

                                    Annex A

                                 Form of Proxy

                              Clarent Corporation

Proxy Solicited By The Board Of Directors for The Annual Meeting Of Stockholders
                           To Be Held On June 7, 2000

     The undersigned hereby appoints Jerry Shaw-Yau Chang and Richard J. Heaps and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Clarent Corporation, which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Clarent Corporation to be held at the Marriott Hotel, 1770 South Amphlett Blvd., San Mateo California 94402 on Wednesday, June 7, 2000 at
11:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    Unless A Contrary Direction Is Indicated, This Proxy Will Be Voted For Proposal 1, For Proposal 2, Proposal 3 And Proposal 4, As More Specifically Described In The Proxy Statement. If Specific Instructions Are Indicated,
               This Proxy Will Be Voted In Accordance Therewith.

                   (Continued and to be signed on other side)

                              Fold And Detach Here

                               Please mark  [_]
                                   your vote
                                 as indicated


            The Board Of Directors Recommends A Vote For Proposal 1.


Proposal 1: To elect one director to hold office until the 2003 Annual Meeting of Stockholders

                 [_] For        [_] Against       [_] Abstain


            The Board Of Directors Recommends A Vote For Proposal 2.


Proposal 2: To approve amendment of the Company's 1999 Non-Employee Directors' Stock Option Plan to (i) increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000 shares, from 300,000 shares to 500,000 shares and (ii) provide for a change in the number of shares granted under and the vesting provisions of grants available under the plan.


                 [_] For        [_] Against       [_] Abstain


Proposal 3: To approve an amendment to the Company's 1999 Amended and Restated Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,000,000 shares, from 14,792,465 shares to 16,792,465 shares.


                 [_] For        [_] Against       [_] Abstain


Proposal 4: To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2000.


                 [_] For        [_] Against       [_] Abstain


Please Vote, Date And Promptly Return This Proxy In The Enclosed Return Envelope
            Which Is Postage Prepaid If Mailed In The United States.


Dated               , 2000
      --------------       -----------------------------------------------

               Signature(s)

               Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.